SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

38 Corporate Circle, Albany, New York	12203

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (518) 452-1242

None

(Former name or former address, if changed since last report.)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS.

On December 12, 2006 Trans World Entertainment Corporation (the “Company”) announced that Brett Brewer had been appointed to the Company’s Board of Directors. Mr. Brewer is currently President and a member of the Board of Directors of Adknowledge, a leading online advertising technology firm. He previously served as President and co-founder of Intermix Media, the publicly-traded parent of Myspace.com. The appointment of Mr. Brewer increases the number of members of Trans World’s Board of Directors to nine.

The Company’s press release dated December 12, 2006 is furnished with this Report as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit
No.	Description

99.1	Trans World Entertainment Company Press Release dated December 12, 2006.

                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

/s/ John J. Sullivan
Date: December 14, 2006
John J. Sullivan
Executive Vice President-Finance, Chief
Financial Officer and Secretary